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                                                                   EXHIBIT 10.24

                            STOCK PURCHASE WARRANT
             To Purchase Shares of Common Stock, $.001 par value of
                        CATALYTICA ENERGY SYSTEMS, INC.

THE SALE, ASSIGNMENT OR TRANSFER OF THIS WARRANT IS PROHIBITED, OTHER THAN SALES, ASSIGNMENTS OR TRANSFERS THAT ARE IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF A WARRANT PURCHASE AGREEMENT, DATED JUNE 25, 1997 BETWEEN CATALYTICA, INC., CATALYTICA PHARMACEUTICALS, INC. AND GLAXOWELLCOME, INC. (THE "WARRANT PURCHASE AGREEMENT"). THE RIGHTS TO ACQUIRE SHARES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.

WARRANT NO. 001
ISSUE DATE: December 15, 2000

     THIS CERTIFIES that, for value received, GlaxoWellcome Inc. is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and during the term of this Warrant, to subscribe for and purchase from Catalytica Energy Systems, Inc., a Delaware corporation (the "Company"), up to the number of fully paid and non-assessable shares equal to the product of (a) the Distribution Ratio (as defined below), times (b) 2,000,000 ("Shares") of the Company's Common Stock, $.001 par value ("Common Stock") at an exercise price per share as set forth below ("Exercise Price"). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. The Distribution Date is the date upon which, immediately prior to and in connection with the merger (the "Merger") of Synotex Acquisition Corporation with and into Catalytica, Inc. ("Catalytica"), Catalytica distributes to the holders of its common stock, all of the shares of the Company's common stock owned by Catalytica (the "Distribution").

     The Exercise Price will be calculated using the following formula:

                                 X = $12.00-Y
                                     --------
                                        Z

                where

                X = the Exercise Price;

                Y = the Merger Consideration, as defined in the Agreement and
                    Plan of Merger by and among Synotex Company, Inc., Synotex Acquisition Corporation and
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                Catalytica, Inc., dated August 2, 2000;

            Z = the number of shares of common stock of the Company distributed by Catalytica in the Distribution with respect to each share of common stock of Catalytica (the "Distribution Ratio").

     This Warrant is being issued in order to effect the conversion of Stock Purchase Warrant No. GW-1 for 2,000,000 shares of common stock of Catalytica issued to GlaxoWellcome Inc. on July 31, 1997 (the "Catalytica Warrant"), pursuant to section 4(c) of the Catalytica Warrant in accordance with Delaware law, taking into account the Merger and the Distribution. This Warrant represents the conversion of the Catalytica Warrant, and all of the obligations of Catalytica under the Catalytica Warrant are superseded by this Warrant, and upon issuance of this Warrant, the Catalytica Warrant shall be null and void.

1.   Transferability of Warrant.  Prior to its expiration hereof, this Warrant
     --------------------------
     may be held only by GlaxoWellcome and may not be transferred, assigned or sold to any other individual or entity other than by transfers, assignments or sales that are in compliance with the terms and conditions of the Warrant Purchase Agreement.

2.   Exercise of Warrant.
     -------------------

     a. The terms of this Warrant shall commence on July 31, 1997, and will expire at the close of business California time on July 31, 2003. The Warrant may be exercised for all or part of the Shares, in whole or in part, at any time during the term of this Warrant by the surrender of this Warrant and a duly executed Notice of Warrant Exercise in the form of Exhibit 1 at the office of the Company at 430 Ferguson Drive, Mountain View, California 94043 (or such other office or agency of the Company as it may designate by notice in writing to the holder of this Warrant), and upon payment of the Exercise Price of the Shares thereby purchased (by wire transfer or by certified check or by bank draft payable to the order of the Company in an amount equal to the Exercise Price of the Shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of Shares so purchased. The Shares so purchased shall be deemed issued to such holder as the record owner of such Shares as of the close of business California time on the date on which this Warrant shall have been exercised.

     b. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof within fifteen (15) days of the effective date of such purchase and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such fifteen (15) day period. Upon the effective date of such purchase, the holder shall be deemed to be the holder of record of the
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             Shares, notwithstanding that Certificates representing the Shares shall not then be actually delivered to such holder or that such Shares are not then set forth on the stock transfer books of the Company.

         c. The Company covenants that all Shares that may be issued upon the exercise of rights represented by this Warrant will, upon exercise in accordance with the terms of this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.  No Fractional Shares or Scrip. No fractional shares or scrip
         ----------------------------
         representing fractional shares shall be issued upon the exercise of this Warrant.

     4.  Adjustments. The purchase rights set forth herein are subject to
         -----------
         adjustment as provided below.

         a.  Stock Splits, Stock Combinations and Stock Dividends. If the
             ----------------------------------------------------
             Company shall at any time subdivide the outstanding shares of Common Stock, then the number of shares of Common Stock for which this Warrant is exercisable immediately prior to that subdivision (the "Number of Warrant Shares") shall be proportionately increased and the exercise price therefor proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock, then the Number of Warrant Shares shall be proportionately decreased and the exercise price therefore proportionately increased. If the Company shall at any time declare or pay a dividend in shares of Common Stock to holders of its outstanding Common Stock, the Number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Shares or other securities of the Company which the holder would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Any adjustment under this Section 4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

         b.  Reclassification, Exchange and Substitution. If the Common Stock
             -------------------------------------------
             issuable on exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), then the holder of this Warrant shall, upon its exercise, be entitled to receive, in lieu of the Common Stock that the holder would have become entitled to receive but for such change, that number of shares of such other class or classes of stock that is equivalent to the number of shares of Common Stock that would have been subject to receipt by the holder on exercise of this Warrant immediately prior to that change.

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          c.  Reorganizations, Mergers or Consolidations. If at any time there
              ------------------------------------------
              shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, then as a part of such reorganization, merger or consolidation of the Company with or into another corporation, then as a part of such reorganization, merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled on such capital reorganization, merger or consolidation if this Warrant had been exercised immediately prior to that reorganization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights of the holder after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Number of Warrant Shares then in effect) shall be applicable after that event in a manner as nearly equivalent as may be practicable.

          d.  Notice of Adjustments. The Company shall promptly give written
              ---------------------
              notice of each adjustment or readjustment of the number of shares of Common Stock or other securities issuable upon exercise of this Warrant at the holder's address as shown on the Company's books. This notice shall state that adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based.

          e.  No Change Necessary. The form of this Warrant need not be changed
              -------------------
              because of any adjustment in the number of shares of Common Stock issuable upon its exercise. A Warrant issued after any adjustment on exercise or upon replacement may continue to express the same number of shares of Common Stock as are stated on this Warrant as initially issued, and such number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

          f.  Reservation of Stock. The Company covenants that it will at all
              --------------------
              times reserve and keep available, solely for issuance upon exercise of this Warrant, all shares of its Common Stock from time to time issuable upon exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for each purpose.

      5.  Notice of Record Date. In the event of any taking by the Company of a
          ---------------------
          record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution in cash or securities or property other than shares.
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     of Common Stock, the Company shall mail to the holder of this Warrant at least fifteen days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

6.   Charges, Taxes and Expenses. Issuance of certificates for shares of
     ---------------------------
     Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company. Such certificates shall be issued in the name of the holder of this Warrant.

7.   No Rights as Stockholder. This Warrant does not entitle the holder to
     ------------------------
     any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

8.   Investment Representations. The holder of this Warrant by receiving this
     --------------------------
     Warrant makes the representations to the Company contained in paragraph
     2.1 of the Warrant Purchase Agreement.

     a.   Legends. Each certificate representing Shares shall be endorsed
          -------
          with the following legend (in addition to any legend required by applicable state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

The Company need not register a transfer of Shares unless the conditions specified in the foregoing legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

     b.   Removal of Legends and Transfer Restrictions. The legend relating
          --------------------------------------------
          to the Act endorsed on a stock certificate pursuant to Section 8.1 and the stop transfer instructions with respect to the Shares represented by such certificate shall be removed and the Company shall issue a certificate without such legend to the holder of such Shares if such holder provides to the Company an opinion of counsel for such holder of the Shares reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction such as Rule 144.
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9.   Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
     -------------------------------------------------
     Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated, as of such cancellation, in lieu of this Warrant.

10.  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the
     ---------------------------------
     taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.  Miscellaneous.
     -------------

     i. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date of this Warrant. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state (irrespective of its choice of law principles).

     ii. The holder acknowledges that the Common Stock acquired upon the exercise of this Warrant shall have restrictions upon its resale imposed by state and federal securities laws described in the Warrant Purchase Agreement.



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  IN WITNESS WHEREOF, Catalytica Energy Systems, Inc. has caused this Warrant to be executed by its duly authorized officer.

Dated: December 15, 2000

                                       CATALYTICA ENERGY SYSTEMS, INC.

                                       /s/ Craig N. Kitchen
                                       -------------------------------
                                       Craig N. Kitchen
                                       President and Chief Executive Officer

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                                   Exhibit 1
                                   ---------

                          NOTICE OF WARRANT EXERCISE
                          --------------------------

To:     CATALYTICA ENERGY SYSTEMS, INC.

        (1) The undersigned hereby elects to purchase ______________ shares of Common Stock of Catalytica Energy Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full.

        (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned. The undersigned tax identification number is ___________________________.

        (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof. The undersigned confirms and remakes as of the date of this notice the representations to the Company which are contained in Section 2.1 of the Warrant Purchase Agreement, dated June 25, 1997, between Catalytica, Inc., Catalytica Pharmaceuticals, Inc. and GlaxoWellcome, Inc.



                                               ---------------------------------
(Date)                                         (Signature)